PROSPECTUS SUPPLEMENT -- December 17, 2002*

AXP(R) Managed Allocation Fund (Nov. 29, 2002) S-6141-99 W

The following paragraphs replace the information on James M. Johnson and Mark Burgess. The "Investment Manager" section is revised to read:

INVESTMENT MANAGER
The Fund's assets are invested in Total Return Portfolio (the Portfolio), which is managed by AEFC. Day-to-day portfolio management for the various asset classes held by the Portfolio is the responsibility of the following team of portfolio managers led by Dimitris J. Bertsimas.

Dimitris J. Bertsimas, the Fund's consulting senior portfolio manager, became associated with AEFC in August 2002. He has ten years of consulting experience in the asset management industry. In 1999, he co-founded Dynamic Ideas, LLC, a consulting firm specializing in the development of quantitative tools for the asset management industry. He served as managing partner prior to the acquisition of the assets of Dynamic Ideas, LLC by American Express Financial Advisors Inc. Currently, Dr. Bertsimas serves as Boeing Professor of Operations Research at the Sloan School of Management and the Operations Research Center at the Massachusetts Institute of Technology (MIT), where he has been a member of the faculty since 1988. Dr. Bertsimas received a BS in electrical engineering and computer science at the National Technical University of Athens, Greece, a MS in operations research at MIT, and a Ph.D. in applied mathematics and operations research at MIT.

Gina K. Mourtzinou, portfolio manager, joined AEFC in August 2002. Her areas of expertise include quantitative models for predicting returns and managing risk. From 1996 to 1999, Dr. Mourtzinou was a consultant for several leading asset management companies in the area of portfolio optimization. She received a BS in electrical and computer science at the National Technical University of Athens, Greece, and a Ph.D. in operations research from MIT.

(The rest of the section remains unchanged)

The "Principal Risks" section is amended to add disclosure of Management Risk as follows:

Management Risk
AEFC's management strategy will influence performance significantly. The quantitative methodology employed by AEFC has been extensively tested using historical securities market data, but has not previously been used to manage open-end mutual funds. There can be no assurance that the methodology will enable the Fund to achieve its goal. If AEFC's stock selection and risk management strategies do not perform as expected, the Fund could underperform its peers.

The third bullet point in the "Principal Investment Strategies" section is revised to read as follows:

o Determining the appropriate allocation among asset classes based on the market mix AEFC expects to provide the most favorable total return. The day-to-day allocation of investments will vary from the market mix, possibly for extended periods, but will remain within the ranges selected by AEFC.

(The rest of the section remains unchanged)

S-6141-2 A (12/02)
* Valid until next prospectus date
Destroy November 30, 2003